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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported):   MAY 1, 1997



                                   EVI, INC.
               (Exact name of registrant as specified in charter)



                                                             04-2515019
        DELAWARE                    1-13086               (I.R.S. Employer
(State of Incorporation)     (Commission File No.)       Identification No.)



      5 POST OAK PARK, SUITE 1760,
             HOUSTON, TEXAS                                  77027-3415
(Address of Principal Executive Offices)                     (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 297-8400


                             ENERGY VENTURES, INC.
         (Former name or former address, if changed since last report)

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                        Exhibit Index Appears on Page 5
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 1, 1997, EVI, Inc., a Delaware corporation and formerly known as Energy Ventures, Inc. (the "Company"), effected the acquisition of GulfMark International, Inc., a Delaware corporation ("GulfMark"), through a merger (the "Merger") of a wholly owned subsidiary of the Company with and into GulfMark. The Merger was effected pursuant to an Agreement and Plan of Merger dated December 5, 1996, as amended, by and between the Company, GulfMark Acquisition Co., a Delaware corporation and wholly owned subsidiary of the Company, GulfMark and GulfMark Offshore, Inc., a Delaware corporation and prior wholly owned subsidiary of GulfMark ("New GulfMark"). Approximately 2.2 million shares (prior to giving effect to a two-for-one stock split that is being effected by the Company as of May 12, 1997 and described below under Item 5) of the Company's common stock, $1.00 par value (the "Common Stock"), will be issued to the prior stockholders of GulfMark as consideration for the acquisition. The principle followed in fixing the exchange ratio in the Merger was based on negotiations between the parties.

         Prior to the Merger, GulfMark contributed its marine transportation services business to New GulfMark and then effected a spin-off to its stockholders of the stock of New GulfMark. Following the spin-off, the remaining assets of GulfMark (the "GulfMark Retained Assets") consisted of approximately 2.2 million pre-split shares of the Company's Common Stock, GulfMark's erosion control business and certain corporate and miscellaneous assets. The 2.2 million pre-split shares of Common Stock included in the GulfMark Retained Assets will be held by the Company as treasury shares. The Company currently intends to operate the erosion control business as a separate division of the Company.

         Information relating to any material relationships existing between the Company, GulfMark and New GulfMark and any of their respective officers, directors or affiliates is incorporated herein by reference from the sections "Background of the Transactions", "Pre-Merger Transactions" and "Interests of Certain Persons in the Transactions" in the Company's Joint Proxy Statement/Prospectus contained within the Company's Registration Statement on Form S-4 (Reg. No. 333-24133), as amended.

         A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 5.  OTHER EVENTS.

         Name Change

         On May 6, 1997, the stockholders of the Company approved a change of the name of the Company from Energy Ventures, Inc. to EVI, Inc.

         Stock Split

         On May 6, 1997, the stockholders of the Company approved an amendment (the "Amendment") to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 40 million shares to 80 million shares. Subject to approval of the Amendment by the Company's stockholders, the Board of Directors of the Company approved a two-for-one stock split to be effected





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through a dividend of one additional share of Common Stock for each issued and outstanding share of Common Stock as of May 12, 1997.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Business Acquired.

         The financial statements of GulfMark and the GulfMark Retained Assets for the periods specified in Rule 3-05(b) of Regulation S-X have been previously filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form S-4 (Reg. No. 333-24133), as amended, and are incorporated herein by reference.

         (b)     Pro Forma Financial Information.

         The pro forma financial information required pursuant to Article 11 of Regulation S-X has been previously filed with the Securities and Exchange Commission as part of EVI's Registration Statement on Form S-4 (Reg. No. 333-24133), as amended, and are incorporated herein by reference.

         (c)     Exhibits.

         2.1     -   Agreement and Plan of Merger dated as of December 5, 1996, among Energy Ventures, Inc., GulfMark Acquisition Co.,
                     GulfMark International, Inc. and New GulfMark
                     International, Inc. (incorporated by reference to Exhibit
                     No. 2.2 to Form 8-K, File 1-13086, filed December 26,
                     1996).

         2.2     -   Agreement and Plan of Distribution dated as of December 5,
                     1996, by and among GulfMark International, Inc., New
                     GulfMark International, Inc. and Energy Ventures, Inc.
                     (incorporated by reference to Exhibit No. 2.3 to Form 8-K,
                     File 1-13086, filed December 26, 1996).

         2.3     -   First Amendment to Agreement and Plan of Merger dated
                     March 27, 1997 (incorporated by reference to Exhibit 2.3 to the Registration Statement on Form S-4 (Reg. No. 333-
                     24133)).

         3.1     -   Restated Certificate of Incorporation of the Company, as
                     amended on May 6, 1997.

        23.1     -   Consent of Arthur Andersen LLP, with respect to the
                     financial statements of GulfMark International, Inc.

        23.2     -   Consent of Arthur Andersen LLP, with respect to the
                     financial statements of GulfMark Retained Assets.

        99.1     -   Press Release of the Company dated May 1, 1997, announcing the closing of the Merger.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  EVI, INC.
                                                  (formerly known as Energy
                                                  Ventures, Inc.)



Dated: May 13, 1997                                /s/ Frances R. Powell
                                                  ----------------------------
                                                       Frances R. Powell
                                                   Vice President, Accounting
                                                         and Controller





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                               INDEX TO EXHIBITS



        Number                              Exhibit
        ------                              -------
          2.1           Agreement and Plan of Merger dated as of December 5,
                        1996, among Energy Ventures, Inc., GulfMark
                        Acquisition Co., GulfMark International, Inc. and New
                        GulfMark International, Inc. (incorporated by
                        reference to Exhibit No. 2.2 to Form 8-K, File
                        1-13086, filed December 26, 1996).

          2.2 Agreement and Plan of Distribution dated as of December 5, 1996, by and among GulfMark
                        International, Inc., New GulfMark International,
                        Inc. and Energy Ventures, Inc. (incorporated by reference to Exhibit No. 2.3 to Form 8-K, File 1-13086, filed December 26, 1996).

          2.3 First Amendment to Agreement and Plan of Merger dated March 27, 1997 (incorporated by reference to Exhibit 2.3 to the Registration Statement on Form S-4
                        (Reg. No. 333-24133)).

          3.1 Restated Certificate of Incorporation of the Company, as amended on May 6, 1997.

         23.1 Consent of Arthur Andersen LLP, with respect to the financial statements of GulfMark International, Inc.

         23.2 Consent of Arthur Andersen LLP, with respect to the financial statements of GulfMark Retained Assets.

         99.1 Press Release of the Company dated May 1, 1997, announcing the closing of the Merger.






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